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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 14, 1998



                         MCI COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


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
   Delaware                          0-6547                                  58-2358734
(State or Other                  (Commission File                        (Formerly 52-0886267)
Jurisdiction of                      Number)                       (IRS Employer Identification Number)
 Incorporation)
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                         1801 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code:  (202) 872-1600


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On September 14, 1998, MCI WORLDCOM, Inc. (f/k/a WorldCom, Inc.), a Georgia corporation ("MCI WorldCom" or the "Company"), acquired MCI Communications Corporation, a Delaware corporation ("MCI"), pursuant to the merger (the "Merger") of MCI with and into TC Investments Corp. ("Acquisition Subsidiary"), a wholly owned subsidiary of MCI WorldCom. Upon consummation of the Merger, Acquisition Subsidiary was renamed MCI Communications Corporation which became a wholly owned subsidiary of MCI WorldCom. The Merger was effected pursuant to an Agreement and Plan of Merger dated as of November 9, 1997 by and among WorldCom, Inc. MCI and Acquisition Subsidiary (the "Merger Agreement").

         As a result of the Merger, each share of MCI common stock was converted into the right to receive 1.2439 shares of MCI WorldCom common stock or approximately 755 million MCI WorldCom common shares in the aggregate, and each share of MCI Class A common stock outstanding (all of which were held by British Telecommunications plc ("BT")) was converted into the right to receive $51.00 in cash or approximately $7 billion in the aggregate.

         The funds paid to BT were obtained by MCI WorldCom from available cash as a result of the MCI WorldCom's $6.1 billion public debt offering in August 1998, the sale of MCI's Internet assets to Cable & Wireless, the sale of MCI's 24.9% equity stake in Concert Communications Services ("Concert") to BT and availability under MCI WorldCom's commercial paper program. Certain portions of the press release related to the sale of MCI's 24.9% equity stake in Concert to BT are filed as Exhibit 99.1 hereto and incorporated by reference herein.

         Upon effectiveness of the Merger, the then outstanding and unexercised options exercisable for shares of MCI common stock were converted into options exercisable for an aggregate of approximately 80 million shares of MCI WorldCom common stock having the same terms and conditions as the MCI options, except that the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 1.2439.

         The basic terms of the Merger and the relationships between MCI WorldCom, MCI and BT and the respective directors and executive officers of MCI WorldCom and MCI, were described in the Joint Proxy Statement/Prospectus dated January 22, 1998 filed in connection with the Company's Registration Statement on Form S-4 (Registration No. 333-36901), which is incorporated by reference herein. The terms of the Merger were determined in accordance with the Merger Agreement and were established through arm's length negotiations between MCI WorldCom, MCI and BT.

(b) As of the effectiveness of the Merger, the Board of Directors of MCI WorldCom consists of the following individuals: Clifford Alexander, Jr., James C. Allen, Judith Areen, Carl J. Aycock, Max E. Bobbitt, Stephen M. Case, Bernard J. Ebbers, Francesco Galesi, Stiles A. Kellett, Jr., Gordon S. Macklin, John A. Porter, Timothy F. Price, Bert C. Roberts, Jr., John W. Sidgmore, Scott D. Sullivan, Gerald H. Taylor and Lawrence C. Tucker.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

               See Exhibit Index





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 29, 1998

                                        MCI Communications Corporation



                                        By: /s/ Scott D. Sullivan
                                           ----------------------------
                                           Scott D. Sullivan
                                           Chief Financial Officer






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                                 EXHIBIT INDEX



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
         Exhibit No.      Description of Exhibit
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
            2.1           Agreement and Plan of Merger by and among WorldCom,
                          TC Investments Corp. and MCI dated as of November 9,
                          1997 (filed as Annex I to the Joint Proxy
                          Statement/Prospectus dated January 22, 1998 included in WorldCom's Registration Statement on Form S-4,
                          Registration No. 333-36901, and incorporated herein by this reference)*

            2.2 Agreement by and among BT, MCI and WorldCom dated as of November 9, 1997 (incorporated herein by reference to Exhibit 99.1 of WorldCom's Current Report on Form 8-K dated November 9, 1997 (filed November 12, 1997) (File No. 0-11258))*

           99.1           Certain portions of Press Release dated August 12,
                          1998

           99.2 Joint Proxy Statement/Prospectus dated January 22, 1998 filed in connection with WorldCom's Registration Statement on Form S-4, Registration No. 333-36901, and incorporated herein by reference.
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*        The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.